EXHIBIT 99

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Media Sciences International, Inc. (the “Company”) on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned officers of the Company hereby certify, pursuant to and for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 7, 2003

/s/ Michael W. Levin
Michael W. Levin
Chief Executive Officer

Dated: May 7, 2003

/s/ Duncan Huyler
Duncan Huyler
Vice President of Operations

Dated: May 7, 2003

/s/ Denise Hawkins
Denise Hawkins
Vice President and Controller